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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                                 May 12, 1999


                AmeriCredit Automobile Receivables Trust 1999-B
                -----------------------------------------------
             (Exact name of registrant as specified in its charter)

        United States                         333-63565                  88-0359494
  (State or Other Jurisdiction of            (Commission File          (I.R.S. Employer
        Incorporation)                           Number)              Identification No.)

  c/o AmeriCredit Financial                                                 76107
        Services, Inc.                                                   (Zip Code)
  Attention: Chris A. Choate
      200 Bailey Avenue
      Fort Worth, Texas
   (Address of Principal
    Executive Offices)

        Registrant's telephone number including area code (817) 882 7082
                                                          --------------

         (Former name or former address, if changed since last report)

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Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

Description of the Securities and the Auto Loans

         AmeriCredit Financial Services, Inc., as Sponsor, has registered an issuance of $1,000,000,000 in principal amount of Securities (the "Securities") on Form S-3. Pursuant to the Registration Statement, AmeriCredit Automobile Receivables Trust 1999-B (the "Trust") issued $140,000,000 Class A-1 4.9166% Asset Backed Notes, $435,000,000 Class A-2 5.304% Asset Backed Notes, $130,000,000 Class A-3 5.780 Asset Backed Notes and $295,000,000 Class A-4 5.960
Asset Backed Notes (collectively, the "Notes") on May 20, 1999. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

         The Notes were issued pursuant to an Indenture attached hereto as
Exhibit 4.1, dated as of May 12, 1999, between the Trust and Bank One, N.A., as Trustee and Trust Collateral Agent (the "Trustee" and the "Trust Collateral Agent").

         The Notes will evidence fractional undivided ownership interests in the Trust, the assets of which consist primarily of retail installment sales contracts and installment loans (the "Receivables") secured by new and used automobiles and light duty trucks financed thereby.

         As of the Closing Date, the Receivables had the characteristics described in the Prospectus dated May 13, 1999 filed pursuant to Rule 424(b)(2) of the Act with the Commission.

                                       2
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          Item 7.  Financial Statements, Pro Forma Financial Information and
                   ---------------------------------------------------------
                   Exhibits.
                   --------

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

          1.1 Underwriting Agreement, dated May 13, 1999 among AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Credit Suisse First Boston Corporation, as Representative of the Underwriters.

          4.1 Indenture, dated as of May 12, 1999 between AmeriCredit Automobile Receivables Trust 1999-B and Bank One, N.A., as Trustee and Trust Collateral Agent.

          4.2 The Amended and Restated Trust Agreement dated as of May 12, 1999, between AFS Funding Corp., as Seller, and Bankers Trust (Delaware), as Owner Trustee.

          4.3 Sale and Servicing Agreement, dated as of May 12, 1999, among AmeriCredit Automobile Receivables Trust 1999-B, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent.

          4.4 Note Guaranty Surety Bond, dated May 20, 1999 and delivered by Financial Security Assurance Inc.

         10.1 Purchase Agreement, dated as of May 12, 1999, among AmeriCredit Financial Services, Inc. and CP Funding Corp., as Sellers, and AFS Funding Corp., as Purchaser.

          10.2 Indemnification Agreement, dated May 12, 1999, among Financial Security Assurance Inc., as Insurer, AFS Funding Corp., as Seller, and Credit Suisse First Boston Corporation, as Representative of the Underwriters.

          23.1 Consent of PricewaterhouseCoopers L.L.P. regarding financial statements of the Insurer and their report.

          23.2 Consent of PricewaterhouseCoopers L.L.P. regarding financial statements of AmeriCredit Automobile Receivables Trust 1999-B.

          99.1 Statistical information for the receivables as of the Initial Cut-off date.

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                                 SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


               AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 1999-B

               By:   AmeriCredit Financial Services, Inc., as Servicer


                     By: /s/ Preston Miller
                         -----------------------------------
                         Name:  Preston Miller
                         Title: Senior Vice President and Treasurer


Dated:  May 25, 1999

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                                 EXHIBIT INDEX
                                 -------------

Exhibit No.    Description
-----------    -----------

1.1 Underwriting Agreement, dated May 13 1999, among AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Credit Suisse First Boston Corporation, as Representative of the Underwriters.

4.1 Indenture, dated as of May 12, 1999, between AmeriCredit Automobile Receivables Trust 1999-B and Bank One, N.A., as Trustee and Trust Collateral Agent.

4.2 Amended and Restated Trust Agreement dated as of May 12, 1999 between AFS Funding Corp., as Seller, and Bankers Trust (Delaware), as Owner Trustee.

4.3 Sale and Servicing Agreement, dated as of May 12, 1999, among AmeriCredit Automobile Receivables Trust 1999-B, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent.

4.4 Note Guaranty Surety Bond, dated May 20, 1999, and delivered by Financial Security Assurance Inc.

10.1 Purchase Agreement, dated as of May 12, 1999, among AmeriCredit Financial Services, Inc. and CP Funding Corp., as Sellers, and AFS Funding Corp., as Purchaser.

10.2 Indemnification Agreement, dated May 12, 1999, among Financial Security Assurance Inc., as Insurer, AFS Funding Corp., as Seller, and Credit Suisse First Boston Corporation, as Representative of the Underwriters.

23.1 Consent of Pricewaterhouse Coopers L.L.P. regarding financial statements of the Insurer and their report.

23.2 Consent of Pricewaterhouse Coopers L.L.P. regarding financial statements of AmeriCredit Automobile Receivables Trust 1999-B.

99.1           Statistical information for the receivables as of the Initial
               Cut-off date.

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